Independence Realty Trust Announces First Quarter 2014 Financial Results

PHILADELPHIA, PA — May 8, 2014 — Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT) today announced first quarter 2014 financial results.

Highlights

•	Core funds from operations (“CFFO”) increased 100% to $2.6 million for the quarter ended March 31, 2014 from $1.3 million for the quarter ended March 31, 2013.

•	Operating income increased 10% to $1.3 million for the quarter ended March 31, 2014 from $1.2 million for the quarter ended March 31, 2013.

•	Total revenues grew 74% to $8.1 million for the quarter ended March 31, 2014 from $4.7 million for the quarter ended March 31, 2013.

•	On January 29, 2014, IRT completed its underwritten public offering selling 8,050,000 shares of IRT common stock for $8.30 per share raising gross proceeds of $66.8 million. The majority of the proceeds were deployed in the latter half of the first quarter ended March 31, 2014. After giving effect to this offering, the percent of IRT’s outstanding common stock held by RAIT Financial Trust, IRT’s largest stockholder and the parent company of IRT’s external advisor, was reduced from 59.7% to 39.4%.

•	IRT acquired 7 properties totaling 2,180 units for $126.7 million during the quarter ended March 31, 2014.

Financial Results

IRT reported CFFO, a non-GAAP financial measure, for the three-month period ended March 31, 2014 of $2.6 million, or $0.17 per share — diluted based on 15.2 million weighted-average shares outstanding – diluted, as compared to CFFO for the three-month period ended March 31, 2013 of $1.3 million, or $0.23 per share – diluted based on 5.6 million weighted-average shares outstanding – diluted. IRT reported a net income allocable to common stock for the three-month period ended March 31, 2014 of $2.9 million, or $0.19 per share — diluted based on 15.2 million weighted-average shares outstanding – diluted, as compared to net income allocable to common stock for the three-month period ended March 31, 2013 of $4,000, or $0.00 per share – diluted based on 5.6 million weighted-average shares outstanding – diluted.

A reconciliation of IRT’s reported net income (loss) to its funds from operations (“FFO”) and CFFO is included as Schedule I to this release. Schedule I also includes management’s rationale for the usefulness of each of these non-GAAP financial measures.

Distributions

On January 15, 2014, IRT’s Board of Directors declared monthly cash dividends for the first quarter of 2014 on IRT’s shares of common stock in the amount of $0.06 per share per month. The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date

January 2014	$0.06	1/31/2014	2/14/2014
February 2014	$0.06	2/28/2014	3/17/2014
March 2014	$0.06	3/31/2014	4/15/2014

On April 17, 2014, IRT’s Board of Directors declared monthly cash dividends for the second quarter of 2014 on IRT’s shares of common stock in the amount of $0.06 per share per month. The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date

April 2014	$0.06	4/30/2014	5/15/2014
May 2014	$0.06	5/30/2014	6/16/2014
June 2014	$0.06	6/30/2014	7/15/2014

Key Statistics
(Unaudited and dollars in thousands, except per share and per unit information)

As of or For the Three-Month Periods Ended

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Financial Statistics:
Total revenue	$8,135	$5,768	$4,787	$4,700	$4,688
Earnings (loss) per share-diluted	$0.19	$0.03	$0.03	$0.01	$0.00
Funds from Operations (“FFO”) per share	$0.33	$0.17	$0.17	$0.23	$0.23
Core funds from operations (“CFFO”) per share	$0.17	$0.20	$0.17	$0.23	$0.23
Dividends declared per common share	$0.18	$0.16	$0.16	$0.16	$0.15
Total Shares Outstanding	17,742,540	9,652,540	9,643,540	5,643,540	356,558
Apartment Property Portfolio:
Reported investments in real estate at cost	$320,437	$190,096	$166,665	$154,040	$153,717
Net operating income	$4,147	$3,159	$2,373	$2,459	$2,523
Number of properties owned	17	10	9	8	8
Multifamily units owned	4,970	2,790	2,358	2,004	2,004
Portfolio weighted average occupancy	93.9%	94.6%	94.4%	94.2%	94.2%
Weighted average monthly effective rent per unit (1)	$730	$765	$784	$784	$786

(1)	Weighted average monthly effective rent per occupied unit represents the average monthly rent collected for all occupied units after giving effect to tenant concessions. We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations. Same Store weighted average effective rent per unit was $795, $792, $784, $784, and $786 for the periods presented above, respectively.

Properties

The following table presents an overview of our apartment portfolio as of March 31, 2014:

						Weighted Average Monthly
			Year			Effective
		Acquisition	Built or		Physical	Rent per
Property Name	Location	Date	Renovated (1)	Units (2)	Occupancy (3)	Occupied Unit (4)

Belle Creek...........	Henderson, Colorado	4/29/2011	2011	162 (5)	99.4%	$ 960
Copper Mill.	Austin, Texas	4/29/2011	2010	320	96.9%	768
Crestmont.	Marietta, Georgia	4/29/2011	2010	228	96.5%	719
Cumberland Glen.	Smyrna, Georgia	4/29/2011	2010	222	95.5%	681
Heritage Trace.	Newport News, Virginia	4/29/2011	2010	200	90 .0%	682
Tresa at Arrowhead.	Phoenix, Arizona	4/29/2011	2006	360	94.7%	839
Centrepoint.	Tucson, Arizona	12/16/2011	2006	320	93.8%	815
Runaway Bay.	Indianapolis, Indiana	10/11/2012	2002	192	93.8%	923
Berkshire Square.	Indianapolis, Indiana	9/19/2013	2012	354	97.5%	574
The Crossings.	Jackson, Mississippi	11/22/2013	2006	432	92.6%	780
Reserve at Eagle Ridge	Waukegan, Illinois	1/31/2014	2008	370	97.3%	923
Windrush.	Edmond, Oklahoma	2/28/2014	2011	160	94.4%	775
Heritage Park.	Oklahoma City, Oklahoma	2/28/2014	2011	453	87.9%	620
Raindance.	Oklahoma City, Oklahoma	2/28/2014	2011	504	94.2%	522
Augusta.	Oklahoma City, Oklahoma	2/28/2014	2011	197	86.3%	726
Invitational.	Oklahoma City, Oklahoma	2/28/2014	2011	344	93.3%	673
King’s Landing.	Creve Coeur, Missouri	3/31/2014	2005	152	94.2%	— (6)

				4,970	93.9%	$730

(1)	All dates are for the year in which a significant renovation program was completed, except for Runaway Bay and King’s Landing, which is the year construction was completed.

(2)	Units represent the total number of apartment units available for rent at March 31, 2014.

(3)	Physical occupancy for each of our properties is calculated as (i) total units rented as of March 31, 2014 divided by (ii) total units available as of March 31, 2014, expressed as a percentage.

(4)	Weighted average monthly effective rent per occupied unit represents the weighted average monthly rent for all occupied units for the three-month period ended March 31, 2014.

(5)	Includes 6,256 square feet of retail space in six units, of which 1,010 square feet of space is occupied by RAIT Residential for use as the leasing office. The remaining 5,246 square feet of space is 100% occupied by five tenants with an average monthly base rent of $1,537, or $16 per square foot per year. These five tenants are principally engaged in the following businesses: grocery, retail and various retail services.

(6)	We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations. As of March 2014, the average monthly effective rent per occupied unit was $1,386.

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on

Thursday, May 8, 2014 from the investor relations section of the IRT website at www.irtreit.com or by dialing 866.202.3048, access code 78548541. For those who are not available to listen to the live call, the replay will be available shortly following the live call on IRT’s website and telephonically until Thursday, May 15, 2014, by dialing 888.286.8010, access code 43302304.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE MKT: IRT) is a real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. IRT is externally advised by a wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS).

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “trend”, “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, those disclosed in IRT’s filings with the Securities and Exchange Commission. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact
Andres Viroslav
215.243.9000
aviroslav@irtreit.com

Independence Realty Trust, Inc.
Consolidated Statements of Operations
(Dollars in thousands, except share and per share information)
(unaudited)

	For the Three-Month
	Period Ended
	March 31
	2014	2013
Revenues:
Rental income	$7,353	$4,178
Tenant reimbursement income	366	223
Other income	416	287

Total revenue	8,135	4,688
Expenses:
Property operating expenses	3,988	2,165
General and administrative expenses	168	177
Asset management fees	146	82
Acquisition expenses	362	—
Depreciation and amortization	2,123	1,036

Total expenses	6,787	3,460

Operating income	1,348	1,228
Interest expense	(1,299)	(888)
Interest income	4	—
Gain (loss) on assets	2,882	—

Net income (loss):	2,935	340
(Income) loss allocated to preferred stock	—	(4)
(Income) loss allocated to non-controlling interests	—	(332)

Net income (loss) allocable to common stock	$2,935	$4

Earnings (loss) per share:
Basic	$0.19	$0.01

Diluted	$0.19	$0.00

Weighted-average shares:
Basic	15,198,096	345,910

Diluted	15,213,951	5,620,810

Dividends declared per common share	$0.18	$0.15

Independence Realty Trust, Inc.
Consolidated Balance Sheets
(Dollars in thousands, except share and per share information)
(unaudited)

	As of	As of
	March 31,	December 31,
	2014	2013
Assets:
Investments in real estate:
Investments in real estate at cost	$320,437	$190,096
Accumulated depreciation	(17,039)	(15,775)

Investments in real estate, net	303,398	174,321
Cash and cash equivalents	24,635	3,334
Restricted cash	3,126	1,122
Accounts receivable and other assets	2,142	1,731
Intangible assets, net of accumulated amortization of $1,299 and $569, respectively	1,827	517
Deferred costs, net of accumulated amortization of $229 and $151, respectively	1,442	846

Total assets	$336,570	$181,871

Liabilities and Equity:
Indebtedness	$191,350	$103,303
Accounts payable and accrued expenses	5,493	2,374
Accrued interest payable	32	63
Dividends payable	1,062	515
Other liabilities	961	708

Total liabilities	198,898	106,963
Equity:
Stockholders’ equity:	—	—
Preferred stock, $0.01 par value; 50,000,000 shares authorized, 0 and 0 shares issued and outstanding, respectively
Common stock, $0.01 par value; 300,000,000 shares authorized, 17,742,540 and 9,652,540 shares issued and outstanding, including 40,000 unvested restricted common share awards as of March 31, 2014	177	96
Additional paid-in capital	141,046	78,112
Retained earnings (accumulated deficit)	(3,551)	(3,300)

Total equity	137,672	74,908
Total liabilities and equity	$336,570	$181,871

Schedule I
Independence Realty Trust, Inc.
Reconciliation of Net income (loss) Allocable to Common Stock and
Funds From Operations (“FFO”) and
Core Funds From Operations (“CFFO”) (1)
(Dollars in thousands, except share and per share amounts)
(unaudited)

	For the Three-Month Period Ended March 31, 2014		For the Three-Month Period Ended March 31, 2013
	Amount	Per Share	Amount	Per Share

Funds From Operations:
Net income (loss)	$2,935	$0.19	$340	$0.06
Adjustments:
Income allocated to preferred shares	—	—	(4)	(0.00)
Income allocated to preferred units	—	—	(88)	(0.02)
Real estate depreciation and amortization	2,123	0.14	1,036	0.19

Funds From Operations	$5,058	$0.33	$1,284	$0.23

Weighted-average shares—diluted	15,213,951	15,213,951	5,620,810	5,620,810

Core Funds From Operations:
Funds From Operations	$5,058	$0.33	$1,284	$0.23
Adjustments:
Equity based compensation	31	0.00	—	—
Acquisition fees and expenses	362	0.03	—	—
(Gain) loss on assets	(2,882)	(0.19)	—	—

Core Funds From Operations	$2,569	$0.17	$1,284	$0.23

Weighted-average shares—diluted	15,213,951	15,213,951	5,620,810	5,620,810

(1)	IRT believes that FFO and Core FFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common stock (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

Core FFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including acquisition expenses, expensed costs related to the issuance of shares of our common stock, gains or losses on real estate transactions and equity-based compensation expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining Core FFO.

IRT’s calculation of Core FFO differs from the methodology used for calculating Core FFO by certain other REITs and, accordingly, IRT’s Core FFO may not be comparable to Core FFO reported by other REITs. IRT’s management utilizes FFO and Core FFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, and acquisition expenses and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, Core FFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT also believes that FFO and Core FFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. IRT also uses Core FFO for purposes of determining the quarterly incentive fee, if any, payable to our advisor beginning with the second quarter of 2013.Neither FFO nor Core FFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and Core FFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor Core FFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.